INVESCO BLDRS INDEX FUNDS TRUST
SUPPLEMENT DATED APRIL 20, 2022 TO THE PROSPECTUS
DATED JANUARY 31, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BLDRS Emerging Markets 50 ADR Index Fund
(the “Fund”)
Effective immediately, the Fund’s Prospectus is revised as noted below:
The following disclosure is added after China Investment Risk in the section titled “Risks of Investing in the Fund”:
Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
The following disclosure replaces the last sentence of Liquidity Risk in the section titled “Risks of Investing in the Fund”:
In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of Shares and their underlying value. In addition, an exchange or market may issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process, potentially affect the price at which Shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments at all. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
The following disclosure replaces the last sentence of Authorized Participant Concentration Risk in the section titled “Risks of Investing in the Fund”:
Investment in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.
Please Retain This Supplement For Future Reference.
P-BLDRS-PRO-SUP 042022